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                                                                    Exhibit 10.9

                                     WARRANT

                                FAIRMARKET, INC.

                        WARRANT TO PURCHASE COMMON STOCK

     This certifies that, for value received, Microsoft Corporation is entitled to subscribe for and purchase that number of fully paid and nonassessable shares of Common Stock of FairMarket, Inc. set forth in Section 2 hereof, or such other number of shares as may be determined pursuant to an adjustment in accordance with Section 5 hereof, at the price per share set forth in Section 2, subject to adjustment from time to time pursuant to Section 5 hereof and subject to the provisions and upon the terms and conditions set forth herein.

     1. DEFINITIONS. As used herein, the following terms have the following meanings:

     "Common Stock" means the common stock, par value $.001 per share, of the Company.

     "Company" means FairMarket, Inc.

     "Holder" means Microsoft Corporation.

     "Total Purchasable Shares" means 4,500,000 shares of Common Stock.

     2. TERM OF WARRANT; NUMBER OF SHARES; WARRANT PRICE. This Warrant is exercisable, at the option of the Holder, subject to adjustment as provided below and in accordance with Section 5 hereof, only as follows:

          (a) At any time after the issuance hereof and before the earlier of the Termination Date or the Expiration Date (each as hereinafter defined), this Warrant may be exercised for an aggregate number of shares of Common Stock less than or equal to the Total Purchasable Shares (subject to adjustments made pursuant to Section 5 hereof).

          (b) The price paid per share (the "Warrant Price") shall initially be $1.71 and shall be subject to adjustment as provided in Section 5 hereof.

     3. METHOD OF EXERCISE; PAYMENT; ISSUANCE OF NEW WARRANT; PUBLIC OFFERING; SALE.

          (a) This Warrant may be exercised by the Holder by the surrender of this Warrant (with the notice of exercise form attached hereto as EXHIBIT A duly executed) at the principal office of the Company together with payment to the Company of an amount equal to the then applicable Warrant Price multiplied by the number of


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shares of Common Stock then being purchased (the "Purchase Price"). As an alternative to paying the Purchase Price in cash, the Holder may deliver to the Company a properly executed exercise notice and shall be entitled to receive upon exercise a number of shares of Common Stock equal to the number of shares of Common Stock for which the Warrant is being exercised minus a number of shares of Common Stock having an aggregate Fair Market Value (calculated pursuant to the following paragraph) equal to the Purchase Price.

     For purposes of the above paragraph, (i) if the Company has not registered the Common Stock under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), then the "Fair Market Value" of a share of Common Stock is intended to be the pro rata portion represented by such share with respect to the value of the Company as a going concern, without application of any premium for control or any discount for lack of control or lack of liquidity, and shall be determined by the Board of Directors of the Company in good faith. In the event of a dispute as to Fair Market Value, the parties shall exercise reasonable efforts in seeking to reach agreement as to the Fair Market Value of the Common Stock. In the absence of such agreement, such Fair Market Value shall be determined by arbitration under the Commercial Arbitration Rules of the American Arbitration Association in Boston, Massachusetts before a single arbitrator selected by mutual agreement of the parties or, if the parties do not agree, by designation of the American Arbitration Association. The expenses of the arbitration shall be divided equally between the parties. The results of any such arbitration shall be final and binding on the parties; and (ii) if the Company has registered the Common Stock under Section 12 of the Exchange Act, then the "Fair Market Value" of a share of Common Stock shall be the average of the reported closing prices of the Common Stock on the exchange or market on which the Common Stock is listed or traded for the ten trading days immediately preceding the date of exercise of this Warrant.

          (b) The Company agrees that the shares of Common Stock so purchased shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of Common Stock so purchased shall be delivered to the Holder within three (3) days thereafter. Partial exercise of this Warrant is permitted and upon any such partial exercise, unless this Warrant has expired or terminated, a new Warrant representing the portion of the shares of Common Stock, if any, with respect to which this Warrant shall not then have been exercised, shall also be issued to the Holder hereof within the three (3) day period referred to in the preceding sentence.

          (c) Upon receipt by the Holder of written notice from the Company of the existence of an agreement or arrangement for any transaction or series of transactions involving: (a) the sale, transfer, conveyance, exchange or other disposition, other than in the usual and regular course of business, of all or substantially all of the consolidated assets or properties of the Company and its subsidiaries taken as


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a whole to one more persons or entities who are not affiliates of the Company, or (b) the sale, transfer, conveyance, exchange or other disposition (including, without limitation, by merger or consolidation) of all or substantially all of the Common Stock of the Company to one or more persons or entities who are not affiliates of the Company (a "Sale Transaction"), the Holder shall have the right to exercise the Warrant up to and including the date immediately preceding the date of the closing of such Sale Transaction (the "Termination Date"). If the closing of such Sale Transaction occurs, the Warrant shall terminate and be of no further force and effect as of the Termination Date.

     In connection with a public offering (a "Public Offering") of the Company's Common Stock pursuant to a registration statement filed under the Securities Act of 1933, as amended (the "Securities Act"), the Warrant shall terminate on the earlier of (i) two years after the consummation of the Public Offering, (ii) thirty (30) days after the Company has sent written notice to the Holder that the initial public offering price of the Common Stock equalled or exceeded $25.00 per share, or (iii) after the consummation of the Public Offering, thirty
(30) days after the Company has sent written notice to the Holder that the reported closing price of the Common Stock on the exchange or market on which the Common Stock is listed or traded equalled or exceeded $25.00 for twenty consecutive trading days.

     Unless earlier terminated as provided above, the Warrant shall terminate and be of no further force and effect on July __, 2004.

     4. STOCK FULLY PAID; RESERVATION OF SHARES. All Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable and free from all taxes, liens and charges imposed by the Company with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

     5. ADJUSTMENT OF WARRANT PRICE AND NUMBER OF SHARES. The Warrant Price and the number of shares of Common Stock purchasable upon exercise of the rights represented by this Warrant shall be subject to adjustment from time to time, as follows:

          (a) In the event the Company shall at any time or from time to time while this Warrant is outstanding, (i) pay a dividend or make a distribution in respect of the Common Stock in shares of Common Stock, (ii) subdivide the outstanding shares of Common Stock, or (iii) combine the outstanding shares of Common Stock into a smaller number of shares, in each case whether by reclassification of shares, recapitalization of the Company (including a recapitalization effected by a merger or consolidation) or otherwise, the Warrant Price in effect immediately prior to such action shall be adjusted by multiplying such Warrant Price by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately before


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such event, and the denominator of which is the number of shares of Common Stock outstanding immediately after such event. An adjustment made pursuant to this
Section 5(a) shall be given effect upon payment of such a dividend or distribution as of the record date for the determination of shareholders entitled to receive such dividend or distribution (on a retroactive basis) and in the case of a subdivision or combination shall become effective immediately as of the effective date thereof.

          (b)  Upon each adjustment in the Warrant Price pursuant to this
Section 5, the number of shares of Common Stock purchasable hereunder shall be adjusted, to the next larger whole share, to the product obtained by multiplying the number of shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction (i) the numerator of which shall be the Warrant Price immediately prior to such adjustment and (ii) the denominator of which shall be the Warrant Price immediately thereafter.

          (c) Whenever an adjustment to the Warrant Price is required pursuant to this Section 5, the Company shall forthwith place on file with the Secretary of the Company a statement signed by an officer of the Company stating the adjusted Warrant Price determined as provided herein and the number of shares of Common Stock purchasable upon exercise of this Warrant. Such statement shall set forth in reasonable detail such facts as shall be necessary to show the reason and the manner of computing such adjustment. Promptly after such adjustment, the Company shall mail a notice thereof to the Holder at the address specified in
Section 7(c) hereof.

          (d) No fractional shares of Common Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the number of shares to be issued shall be rounded to the next highest number.

     6. COMPLIANCE WITH SECURITIES ACT. The Holder of this Warrant, by acceptance hereof, agrees that the shares of Common Stock to be issued upon exercise hereof are being acquired for investment and that it will not offer, sell or otherwise dispose of any shares of Common Stock to be issued upon exercise of this Warrant except under circumstances which will not result in a violation of the Securities Act. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing that the shares of Common Stock so purchased are being acquired for investment and not with a view toward distribution or resale. All shares of Common Stock issued upon exercise of this Warrant (unless registered under the Securities Act) shall be stamped or imprinted with a legend substantially in the following form:

          THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES
          ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED
          WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL


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          FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH
          REGISTRATION IS NOT REQUIRED UNDER THE ACT OR ANY APPLICABLE STATE SECURITIES LAW.

     7.   MISCELLANEOUS.

          (a) REPLACEMENT. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement or bond reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu of this Warrant, a new Warrant of like tenor.

          (b)  NOTICE OF CAPITAL CHANGES; PUBLIC OFFERING. In case:

               (i) the Company shall declare any dividend or distribution payable to the holders of shares of its Common Stock;

               (ii) there shall be any capital reorganization or reclassification of the capital stock of the Company, or Sale Transaction;

               (iii) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; or

               (iv) the Company shall file a registration statement under the Securities Act in connection with a Public Offering;

then, in any one or more of said cases, the Company shall give the Holder of this Warrant written notice, in the manner set forth in Section 7(c) below, of the date on which a record shall be taken for such dividend or distribution or for determining shareholders entitled to vote upon such Sale Transaction, dissolution, liquidation, or winding up and of the date when any such transaction shall take place, as the case may be. Such written notice shall be given at least twenty (20) days prior to the closing of the transaction in question and not less than ten (10) days prior to the record date in respect thereof or, in the case of subsection (iv), promptly after the filing of such registration statement. In addition, in the case of a Sale Transaction, such notice shall recite that the Warrant will terminate in accordance with the provisions contained in Section 3(c) of this Warrant.

          (c) NOTICE. Any notice to be given to either party under this Warrant shall be in writing and shall be deemed to have been given upon delivery in hand or when sent by overnight mail, postage prepaid, addressed, if to the Company, at its principal office and, if to the Holder hereof, at its address as set forth in the Company's books and records or at such other address as the Holder hereof may have provided to the Company in writing.


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          (d)  WARRANT AGREEMENT. This Warrant is issued pursuant to, and is subject to the terms and conditions of, a Warrant Agreement between the Company and the Holder of even date herewith.

          (e) GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware.

          (f) AMENDMENT. The terms of this Warrant may be amended, modified or waived only with the written consent of the Company and the Holder.

          (g) Counterparts. This Warrant may be executed in multiple counterparts, all of which together shall constitute one instrument.

          (h) NO IMPAIRMENT. The Company will not by amendment to its Certificate of Incorporation or through any reclassification, capital reorganization, consolidation, merger, sale or conveyance of assets, dissolution, liquidation, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be reasonably necessary or appropriate in order to protect the rights of the Holder.

          (i)  TRANSFERABILITY. This Warrant is non-transferable.

                                  [END OF TEXT]


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     This Warrant has been executed as of August 23, 1999.



                                                FAIRMARKET, INC.

                                                By: /s/ Scott Randall
                                                    ____________________________
                                                    President



Accepted as of August 23, 1999:


MICROSOFT CORPORATION



By: /s/ Robert Eschelman
    ___________________________
    Title: Assistant Secretary